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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 18, 2005
                                                          --------------


                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-49952              06-1504091
         --------                         ---------            ----------
(State or other jurisdiction of          (Commission          (IRS Employer
       incorporation)                     File Number)       Identification No.)

         12 E. Broad Street, Hazleton, Pennsylvania              18201
         ------------------------------------------              -----
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (570) 459-3700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             -------------------------------------------------------------------
             PLANS.
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         This Form 8-K is being filed to comply with the SEC requirement that notice of a blackout period under the First Federal Bank Employees' Savings & Profit Sharing Plan (the "Plan") be given to our directors and executive officers and also be furnished to the SEC under cover of a Form 8-K. The blackout period will suspend trading in the Northeast Pennsylvania Financial Corp. Stock Fund and the employee stock ownership plan for administrative purposes to allow the Plan's recordkeeper to process merger consideration election forms in connection with the merger of Northeast Pennsylvania Financial Corp. with and into KNBT Bancorp, Inc. The notice being sent to those persons on April 18, 2005 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Exhibits

             Number           Description
             ------           -----------

             99.1 Notice sent to directors and executive officers of Northeast Pennsylvania Financial Corp. on
                              April 18, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               NORTHEAST PENNSYLVANIA
                                               FINANCIAL CORP.

Dated:   April 18, 2005                        By: /s/ Jerry D. Holbrook
                                                   -----------------------------
                                                   Jerry D. Holbrook
                                                   Chief Financial Officer